Barclays 10D prepared by Black and Callow

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER
Distribution Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

For the monthly distribution period from November 1, to November 30, 2023

Commission File Number of issuing entity:  333-205943, 333-228394, 333-264933
Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:  333-205943-01, 333-228394-02, 333-264933-01
Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of depositor as specified in its charter)

Commission File Number of sponsor:  333-205943-02, 333-228394-01
Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact name of sponsor as specified in its charter)

Danielle Manley, Phone: (302) 255-7869
(Name and telephone number, including area code, of the person to contact in connection with this filing)

Delaware
(State or other jurisdiction of incorporation or organization of the issuing entity)

30-6324196
(I.R.S. Employer Identification No.)

c/o Wilmington Trust, National Association	19890
Rodney Square North	(Zip Code)
1100 North Market Street
Wilmington, DE
(Address of principal executive offices of issuing entity)

(302) 651-1000
(Telephone number, including area code)

(Former name, former address, if changed since last report)

Each class of Notes to which this report on Form 10-D relates as set forth in the distribution reports attached hereto as Exhibit 99 is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

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Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No ___

PART I – DISTRIBUTION INFORMATION

ITEM 1 – Distribution and Pool Performance Information.

The information required by Items 1121(a) and 1121(b) of Regulations AB is contained in the distribution reports attached hereto as Exhibit 99 and in the tables set forth below under the heading “The Trust Portfolio”.

With respect to the information required by Item 1121(c) of Regulation AB, Barclays Dryrock Funding LLC (CIK # 0001551964) has no repurchase activity to report for the period from November 1, to November 30, 2023 for the Barclays Dryrock Issuance Trust. Barclays Dryrock Funding LLC’s most recent Form ABS-15G was filed on February 3, 2023.

With respect to the information required by Item 1121(d) and Item 1121(e) of Regulation AB, Barclays Dryrock Funding LLC has no activity to report for the period from November 1, to November 30, 2023.

The Trust Portfolio

The BBD credit card portfolio is primarily comprised of VISA and MasterCard accounts originated by BBD. BBD has selected a subset of the BBD credit card portfolio for securitization eligibility purposes (referred to below as the “Approved Portfolio”). The Approved Portfolio consists of credit card assets arising in both co-branded and non co-branded credit card accounts. Additional portfolios may be designated to the Approved Portfolio from time to time upon satisfaction of the note rating agency condition. The Trust Portfolio is comprised of receivables arising in accounts that have been selected from the Approved Portfolio.

The tables below contain performance information, as of the date indicated, for the receivables in the Trust Portfolio. The information concerning the historical performance of the Trust Portfolio reflects only the performance of the accounts that were designated for the Trust Portfolio during or prior to the specified time period. Historical performance information is not necessarily indicative of how the receivables in the Trust Portfolio will perform in the future, particularly in light of the recent COVID-19 pandemic. Because the long-term impact of the COVID-19 pandemic is still unknown, historical loss experience may not accurately predict the performance of the trust portfolio.

General

The receivables conveyed to the Trust Portfolio arise in accounts selected from the Approved Portfolio based on the eligibility criteria specified in the transfer agreement as well as other criteria that the transferor may choose from time to time as applied on the initial selection date and subsequent selection dates. Subject to those eligibility requirements and applicable regulatory guidelines, the decision regarding the method of selection of accounts to be designated for addition to the Trust Portfolio resides at the discretion of the transferor and additional accounts may be designated from time to time. Additional accounts were most recently designated for the Trust Portfolio on March 1, 2023. Such additional accounts included approximately $2.5 billion of receivables as of the related addition date. Further, subject to certain conditions, accounts that are designated for the Trust Portfolio may be removed from the Trust Portfolio from time to time. Accounts were most recently removed from the Trust Portfolio on November 1, 2023. Such removed accounts had an outstanding total receivables balance of approximately $163 million as of October 1, 2023.

The following tables set forth performance information for the receivables in the Trust Portfolio for each of the periods shown below (there may be immaterial variances between the performance information for the receivables in the Trust Portfolio set forth in the following tables, which is generated from BBD’s cardholder servicing system provided by Total Systems Services Inc. (“TSYS”) at the individual account level, and the performance information for the receivables in the Trust Portfolio set forth in the issuing entity’s monthly reports on Form 10-D, which is generated from TSYS at the Trust Portfolio level). The composition of the Trust Portfolio is expected to change over time as credit card accounts arising in co-branded and non co-branded programs that are not already part of the Trust Portfolio may be added to the Trust Portfolio or credit card accounts arising in co-branded and non co-branded programs that are already part of the Trust Portfolio may be removed from the Trust Portfolio in the future.

Delinquency and Loss Experience

Because it’s typical for new accounts to initially exhibit lower delinquency rates and credit losses, to the extent that the growth of the Trust Portfolio is attributable to new accounts, the Trust Portfolio may have significantly lower charge-off and delinquency rates. However, as the proportion of new accounts to seasoned accounts becomes smaller, this effect should be lessened. As seasoning occurs or if new account origination slows, the charge-off rates and delinquencies are expected to increase over time.

The delinquency and gross loss rates at any time reflect, among other factors, the quality of the credit card receivables, the average seasoning of the accounts, the success of the servicer’s collection efforts, the mix of different co-branded and non co-branded programs in the Trust Portfolio and general economic conditions.

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Gross principal losses represent the arithmetic sum of all principal receivables in the respective portfolio that were charged-off during the periods indicated in the tables below. Recoveries are collections received in respect of defaulted accounts during the periods indicated in the tables below. Recoveries are treated as Finance Charge Collections. Net losses are an amount equal to gross principal losses minus recoveries, each for the applicable period.

The receivables outstanding on the accounts consist of all amounts borrowed by the obligors as posted to the accounts as of the date shown. For each billing cycle an obligor must pay at least the minimum payment due shown on the monthly statement by the end of such billing cycle, otherwise, the related account is considered delinquent until the requisite payment is made or all principal receivables are charged-off. Receivables related to an account are deemed delinquent the date the account is deemed delinquent.

The following tables set forth the delinquency and loss experience for the Trust Portfolio for each of the periods shown. There can be no assurance that the delinquency and loss experience for the receivables in the future will be similar to the historical experience set forth below.

Delinquencies by Receivables as a Percentage of the Trust Portfolio(1)(2)

	At November 30,
	2023
	Receivables	Percentage of Total Receivables Outstanding
Total Receivables Outstanding	$8,054,520,302	100.00%
Receivables Delinquent:
31-60 days	$50,676,514	0.63%
61-90 days	$38,961,020	0.48%
91-120 days	$33,325,141	0.41%
121-150 days	$30,853,039	0.38%
151-180 days	$28,310,360	0.35%
180+ days	$41,221	0.00%
TOTAL	$182,167,295	2.26%

(1)	The percentages are calculated by dividing the amount of delinquent receivables by the end of the period total receivables outstanding for the applicable period.
(2)	End of the period is as of the last business day of the applicable period.

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Delinquencies by Accounts as a Percentage of the Trust Portfolio (1)(2)

	At November 30,
	2023
	Accounts	Percentage of Total Accounts
Accounts Outstanding	3,878,456	100.00%
Accounts Delinquent:
31-60 days	7,728	0.20%
61-90 days	5,363	0.14%
91-120 days	4,310	0.11%
121-150 days	3,842	0.10%
151-180 days	3,458	0.09%
180+ days	4	0.00%
TOTAL	24,705	0.64%

(1)	The percentages are calculated by dividing the number of delinquent accounts by the end of the period total accounts outstanding for the applicable period.
(2)	End of the period is as of the last business day of the applicable period.

Loss Experience of the Trust Portfolio

Eleven Month Period Ended
November 2023(1)
Average Principal Receivables Outstanding(2)	$7,484,656,519
Average Accounts Outstanding(3)	$3,935,892
Gross Principal Losses	$228,962,647
Gross Principal Losses as an Annualized Percentage of Average Principal Receivables Outstanding	3.34%
Less: Recoveries	$(33,945,813)
Net Losses	$195,016,833
Net Losses as an Annualized Percentage of Average Principal Receivables Outstanding	2.84%
Accounts Experiencing Gross Principal Losses(4)	37,031
Accounts Experiencing Gross Principal Losses as an Annualized Percentage of Average Accounts Outstanding	1.03%
Average Net Loss of Accounts with a Loss	5,266

(1)	The percentages for the period ended in November 2023 are annualized. Annualized figures are not necessarily indicative of actual results for the entire year.
(2)	Average principal receivables outstanding is an average of the monthly average principal receivables outstanding for each month in the applicable period; monthly average principal receivables outstanding is an average of beginning of the month and end of the month principal receivables outstanding.
(3)	Average accounts outstanding is an average of the monthly average accounts outstanding for each month in the applicable period; monthly average accounts outstanding is an average of the beginning of the month and end of the month accounts outstanding.
(4)	Number of accounts that defaulted during the applicable period.

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Revenue Experience

The following table sets forth the revenue experience for the Trust Portfolio.

Revenue Experience for the Trust Portfolio

Eleven Month Period Ended
November 2023(1)
Average Principal Receivables Outstanding(2)	$7,484,656,519
Collected Finance Charges and Fees(3)	$1,248,717,568
Yield from Collected Finance Charges and Fees(4)	18.20%
Interchange	$592,559,705
Yield from Interchange(4)	8.64%
Total Yield	26.84%

(1)	The percentages for the period ended in November 2023 are annualized. Annualized figures are not necessarily indicative of actual results for the entire year.
(2)	Average principal receivables outstanding is an average of the monthly average principal receivables outstanding for each month in the applicable period; monthly average principal receivables outstanding is an average of beginning of the month and end of the month principal receivables outstanding.
(3)	Collected finance charges and fees are actual collections of finance charges and fees; finance charges and fees include monthly periodic rate finance charges, unamortized annual membership fees, late fees, overlimit fees, cash advance fees and other miscellaneous fees.
(4)	Yield is a percentage of the respective yield component divided by the average principal receivables outstanding for the applicable period.

There can be no assurance that the yield experience for the receivables in the future will be similar to the historical experience set forth above. In addition, revenue from the receivables will depend on the types of fees and charges assessed on the accounts, and could be adversely affected by future changes made by BBD or the servicer in those fees and charges or by other factors.

The revenue from finance charges and fees for the Trust Portfolio shown in the above table are comprised of two primary components: periodic rate finance charges, and fees consisting of unamortized annual membership fees, cash advance fees, late fees, overlimit fees and other miscellaneous fees. If payment rates decline, the balances subject to monthly periodic rate finance charges tend to grow, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally increases. Conversely, if payment rates increase, the balances subject to monthly periodic rate finance charges tend to fall, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally decreases.

Payment Rates

The following table sets forth the highest and lowest accountholder monthly payment rates for the Trust Portfolio during any single month in the periods shown and the average accountholder monthly payment rates for all months during the periods shown.

Accountholder Monthly Principal Payment Rates for the Trust Portfolio(1)

Eleven Month Period Ended
November 2023
Lowest Month	30.29%
Highest Month	52.20%
Average Principal Payment Rate for the Period(2)	34.71%

(1)	Monthly principal payment rates are principal payments received with respect to principal receivables during a month divided by the principal receivables outstanding at the beginning of such month.
(2)	For each period presented, the average principal payment rate for the period is calculated as the average of the monthly principal payment rates during such period.

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The Receivables: Trust Portfolio

As of November 30, 2023:

•	the accounts included $7,930,024,767.95 of principal receivables and $124,495,534.01 of finance charge receivables;
•	the accounts had an average principal receivable balance of $2,044.63 and an average credit limit of $12,864.78;
•	the percentage of the aggregate total receivable balance to the aggregate total credit limit was 16.14%;
•	the average age of the accounts was approximately 136.71 months; and
•	approximately 21.95% of the accounts were assessed a variable rate periodic finance charge and approximately 1.09% were assessed a fixed rate periodic finance charge.(1)

During the month ended November 30, 2023:

•	approximately 94.45% of the accounts made at least the minimum payments as of their respective latest statement date, in each case based on the prior month statement minimum payment; and
•	approximately 20.65% of the accounts made full payments as of their respective latest statement date, in each case based on the prior month statement outstanding balance.

The following tables set forth the Trust Portfolio by various criteria as of November 30, 2023. References to “Total Receivables Outstanding” in the following tables include principal receivables and finance charge receivables. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any specific time in the future.

Composition by Account Balance

Account Balance Range	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
Credit Balance	32,303	0.83%	$(8,209,165)	-0.10%
Zero Balance	2,162,477	55.76%	$ —	0.00%
More than $0 and less than or equal to $1,500.00	671,405	17.31%	$345,715,106	4.29%
$1,500.01 – $5,000.00	479,353	12.36%	$1,426,971,429	17.72%
$5,000.01 – $10,000.00	286,050	7.38%	$2,045,997,902	25.40%
$10,000.01 – $15,000.00	126,418	3.26%	$1,542,406,082	19.15%
$15,000.01 – $20,000.00	62,658	1.62%	$1,073,439,164	13.33%
Over $20,000.00	57,792	1.49%	$1,628,199,784	20.21%
TOTAL	3,878,456	100.00%	$8,054,520,302	100.00%

(1)	Certain accounts have balances on both fixed and floating rate periodic finance charge.

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Composition by Credit Limit

Credit Limit Range	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
More than $ 0 and less than or equal to $1,500.00	270,679	6.98%	$38,117,216	0.47%
$1,500.01 – $5,000.00	716,476	18.47%	$331,283,974	4.11%
$5,000.01 – $10,000.00	811,088	20.91%	$851,722,434	10.57%
$10,000.01 – $15,000.00	711,588	19.89%	$1,263,995,031	15.69%
$15,000.01 – $20,000.00	611,342	15.76%	$1,765,488,325	21.92%
Over $20,000.00	697,283	17.98%	$3,803,913,322	47.23%
TOTAL	3,878,456	100.00%	$8,054,520,302	100.00%

Composition by Account Age

Account Age	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
Not More than 6 Months	—	0.00%	$ —	0.00%
Over 6 Months to 12 Months	29,337	0.76%	$74,372,129	0.92%
Over 12 Months to 24 Months	130,999	3.38%	$414,749,096	5.15%
Over 24 Months to 36 Months	79,975	2.06%	$272,386,636	3.38%
Over 36 Months to 48 Months	38,165	0.98%	$137,432,601	1.71%
Over 48 Months to 60 Months	78,248	2.02%	$316,367,175	3.93%
Over 60 Months	3,521,732	90.80%	$6,839,212,665	84.91%
TOTAL	3,878,456	100.00%	$8,054,520,302	100.00%

Composition by Delinquency Status

Delinquency Status	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
Current	3,830,224	98.76%	$7,744,842,735	96.16%
1-30 days	23,527	0.61%	$127,510,272	1.58%
31-60 days	7,728	0.20%	$50,676,514	0.63%
61-90 days	5,363	0.14%	$38,961,020	0.48%
91-120 days	4,310	0.11%	$33,325,141	0.41%
121-150 days	3,842	0.10%	$30,853,039	0.38%
151-180 days	3,458	0.09%	$28,310,360	0.35%
180+ days	4	0.00%	$41,221	0.00%
TOTAL	3,878,456	100.00%	$8,054,520,302	100.00%
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Composition by Program

Program	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
American Airlines	708,327	18.68%	$1,852,670,381	23.00%
JetBlue	410,284	10.58%	$1,615,529,196	20.06%
Non Co-Branded	948,146	24.45%	$1,068,992,226	13.27%
UPromise	295,497	7.62%	$674,673,117	8.38%
Carnival Cruise Lines	295,898	7.63%	$536,663,513	6.66%
BlackCard(1)	82,046	2.12%	$405,630,642	5.04%
Wyndham Hotels	215,077	5.55%	$310,677,054	3.86%
Princeline.com	203,860	5.26%	$233,383,442	2.90%
RCI	139,392	3.59%	$222,776,238	2.77%
Frontier Airlines	219,637	5.66%	$190,793,715	2.37%
BlueGreen	88,457	2.28%	$181,663,583	2.26%
Hawaiian Airlines	152,518	3.93%	$598,151,033	7.43%
Miles & Morel/Lufthansa	35,137	0.91%	$69,789,629	0.87%
Barnes & Noble	64,702	1.67%	$62,442,273	0.78%
Princess Cruise Line	19,478	0.50%	$30,684,260	0.38%
TOTAL	3,878,456	100.00%	$ 8,054,520,302	100.00%

(1)	The BlackCard loyalty program was re-branded to Luxury Card loyalty program.

Composition by Accountholder Current Billing Address

State or Territory	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
California	414,783	10.69%	$780,397,917	9.69%
Florida	348,927	9.00%	$754,941,644	9.37%
Massachusetts	173,458	4.47%	$530,405,160	6.59%
Texas	237,396	6.12%	$485,555,108	6.03%
Pennsylvania	197,915	5.10%	$436,348,068	5.42%
New York	353,396	9.11%	$886,884,870	11.01%
North Carolina	154,041	3.97%	$ 360,806,190	4.48%
New Jersey	149,791	3.86%	$313,810,910	3.90%
Hawaii	79,323	2.05%	$311,946,329	3.87%
Virginia	108,291	2.79%	$224,341,359	2.79%
Other States	1,661,135	42.83%	$2,969,082,749	36.86%
TOTAL	3,878,456	100.00%	$8,054,520,302	100.00%

Since the largest number of accountholders by Total Receivables Outstanding (based on current billing addresses) whose accounts were included in the trust as of November 30, 2023 were in California, adverse economic conditions affecting accountholders residing in these areas could affect timely payment by the related accountholders of amounts due on the accounts and, accordingly, the actual rates of delinquencies and losses with respect to the Trust Portfolio.

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The following table sets forth the Trust Portfolio by FICO® score. A FICO® score is a measurement determined by Fair, Isaac & Company using information collected by the major credit bureaus to assess credit risk. BBD obtains, to the extent available, FICO® scores at the origination of each account and periodically thereafter. In the following table, Total Receivables Outstanding are determined as of November 30, 2023, and FICO® scores are determined during the month of October 2023. References to “Total Receivables Outstanding” in the following table include both finance charge receivables and principal receivables. Because the future composition of the Trust Portfolio may change over time, the table is not necessarily indicative of the composition of the Trust Portfolio at any specific time in the future. FICO® scores may change over time, depending on the conduct of the accountholder and changes in credit score technology.

Composition by FICO® Score(1)

FICO Range	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
No Score	42,258	1.09%	$10,531,951	0.13%
Less than 600	91,953	2.37%	$231,212,620	2.87%
600 to 659	219,316	5.65%	$495,359,895	6.15%
660 to 719	629,483	16.23%	$2,189,980,509	27.19%
720 to 749	448,838	11.57%	$1,449,005,144	18.61%
750 and above	2,446,608	63.08%	$3,628,430,183	45.05%
TOTAL	3,878,546	100.00%	$8,054,520,302	100.00%

(1)	The FICO® scores set forth in this table are Trans Union FICO® Version 98.

Data from an independent credit reporting agency, such as FICO® score, is one of several factors that may be used by BBD in its credit scoring system to assess the credit risk associated with each applicant. Additionally, FICO® scores are based on independent third party information, the accuracy of which cannot be verified. FICO® scores should not necessarily be relied upon as a meaningful predictor of the performance of the receivables in the Trust Portfolio.

PART II – OTHER INFORMATION

ITEM 10 – Exhibits

Exhibit 99 Monthly Servicers’ Certificate and Monthly Noteholders’ Statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 18, 2023

BARCLAYS DRYROCK FUNDING LLC (Depositor) By: /s/ Danielle Manley
Name: Danielle Manley Title: President

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